                                                                   EXHIBIT 10.35

                                                                       JP MORGAN


                                  Transaction


Attn:            GREG CAUTHEN
                 SERVICE CORPORATION INTERNATIONAL
                 HOUSTON, TEXAS


Fax:             7135257710

From:            RAJAN KUNDRA
                 J P MORGAN SECURITIES INCORPORATED
                 As Agent for MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Date:            14 September 1995

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the 'Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the vent of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation represents an amendment and restatement of any prior documents or other confirming communications between the parties with respect to this Transaction.

Morgan is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the 'Agreement'), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ('Morgan') and SERVICE CORPORATION INTERNATIONAL (the 'Counterparty'). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Morgan Deal Number:            030000117056

         Trade Date:                    13 September 1995

         Effective Date:                13 December 1994

         Termination Date:              15 December 2004

Fixed Amounts:

Fixed Rate Payer:                               Morgan

Notional Amount:                                200,000,000.00 USD

Fixed Rate Payer Payment Dates:                 Each 15 June, 15 December
                                                starting with 15 June 1995 up
                                                to, and including, 15 December
                                                2004, subject to adjustment in
                                                accordance with the Modified
                                                Following Business Day
                                                Convention and there will be an
                                                adjustment to the Calculation
                                                Period.

Fixed Rate:                                     8.48800 percent

Fixed Rate Day Count Fraction:                  30/360

Initial Stub Payment:
         From: 13 December 1994                 To: 15 June 1995
Morgan Fixed Rate:                              8.48800 percent

Floating Rate Payer:                            Counterparty

Notional Amount:                                128,139,416.00 GBP

Floating Rate Payer Payment
Dates: 15 June 1995, subject to adjustment in accordance with the Modified Following Business Day Convention and there will be an adjustment to the
                                                Calculation Period.

Floating Rate Option:                           GBP-LIBOR-BBA

Designated Maturity:                            1 Month

Spread:                                         Plus 0.52900 percent

Floating Rate Day County
Fraction:                                       Actual/365 (Fixed)

Reset Dates:                                    Monthly on day 15

Compounding:                                    Applicable

Method of Compounding:                          Flat

Compounding Dates:                              Monthly on day 15

Initial Stub Period:
         From 13 December 1994                  To 15 January 1995
Counterparty Floating Rate                      GBP-LIBOR-BBA
Option:
Initial Rate:                                   Interpolated between the
                                                1 and 2 month Libor rate

Fixed Amounts:

Fixed Rate Payer:                               Counterparty

Notional Amount:                                65,000,000.00 GBP

Fixed Rate Payer Payment Dates:                 Each 15 December, 15 June
                                                starting 15 December 995
                                                up to, and including, 15
                                                December 2004, subject to
                                                adjustment in accordance with
                                                the Modified Following Business
                                                Day Convention and there will be
                                                an adjustment to the Calculation
                                                Period.

Fixed Rate:                                     8.54900 percent

Fixed Rate Day Count Fraction:                  Actual/365 (Fixed)

Floating Rate Payer:                            Counterparty

Notional Amount:                                63,139,416.00 GBP

Floating Rate Payer Payment
Dates: Each 15 December, 15 June starting with 15 December 1995 up to, and including, 15
                                                December 2004, subject to
                                                adjustment in accordance with
                                                the modified Following Business
                                                Day Convention and there will be
                                                an adjustment to the Calculation
                                                Period.

Floating Rate Option:                           GBP-LIBOR-BBA

Designated Maturity:                            6 Month

Spread:                                         Plus 0.52900 percent

Floating Rate Day Count
Fraction:                                       Actual/365 (Fixed)

Reset Dates:                                    The first day of each
                                                Calculation Period.

Business Day Locations for
Counterparty:                                   New York, London

Business Day Locations for
Morgan:                                        New York, London

Payments will be:                               Gross

Fee Payable to Counterparty:                    129,019,336.00 GBP
Fee Type:                                       Principal Exchange
Due Date:                                       27 January 1995

Fee Payable to Morgan:                          128,139,416.00 GBP
Fee Type:                                       Principal Exchange
Due Date:                                       15 December 2004

Fee Payable to Morgan:                          201,432,212.00 USD
Fee Type:                                       Principal Exchange
Due Date:                                       27 January 1995

Fee Payable to Counterparty:                    200,000,000.00 USD
Fee Type:                                       Principal Exchange
Due Date:                                       15 December 2004

4.       Account Details

         Payments to Morgan:

                 Account for payments in GBP:

                          Morgan Guaranty Trust Co., London
                          Direct
                          S/D 165580
                          Favour:          For the account of Morgan Guaranty
                                           Trust Company, London
                          Account No.:
                          Reference:       Further Credit to Swaps Group
                                           Account:    10005051
                                           Please sent MT100 cover cable to MGT
                                           London


         Account for payments USD:

                 Morgan Guaranty Trust Co of New York
                 New York, New York
                 Favour:                   Morgan Guaranty Trust Co of New York
                                           - London Office
                 ABA/Bank No.:             021000238
                 Account No.:              670 07 054
                 Reference:                Further Credit to Swaps Group
                                           Account:    10005035
                                           Please sent MT100 cover cable to MGT
                                           London

Payments to Counterparty:

         Account for payments in GBP:



                 Favour:          SERVICE CORPORATION INTERNATIONAL
                 Account No.:
                 Reference:

         Account for payments in USD:



                 Favour:          SERVICE CORPORATION INTERNATIONAL
                 ABA/Bank No.:
                 Account No.:
                 Reference:

5.       Offices

         (a)     The Office of Morgan for the Swap Transaction is LONDON; and

                 All enquiries regarding payments and/or rate resettings only should be sent to:

                 Morgan Guaranty Trust Company of New York
                 60 Victoria Embankment
                 London,    EC4Y OJP

                 Attention:       Joanne Case
                 Telephone:       44 1 71 325 3783
                 Facsimile:       44 1 71 325 3862/3863
                 Telex:           896631 MGT G
                 Cable:           Morganbank

                 Please quote the Morgan Deal Number indicated above.

                 All enquiries regarding confirmations should be sent to:

                 Morgan Guaranty Trust Company of New York
                 60 Wall Street
                 New York, New York 10260

                 Attention:       Wendy Webbe
                                  Documentation Control Group
                 Telephone:       1-212-468-2991

                 Facsimile:       1-212-648-5117

                 Please quote the Morgan Dean Number indicated above.

         (b)     The Office of the Counterparty for the Swap
                 Transaction is HOUSTON.

J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 030000117056.

                                        Yours sincerely,

                                        J P MORGAN SECURITIES
                                        INCORPORATED, as Agent for
                                        and signing on behalf of:

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By:    /s/  Timothy Dowling
                                            -----------------------------------
                                        Name:   Timothy Dowling
                                        Title:    Vice President

Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL


By:    /s/ Gregory L. Cauthen
    -----------------------------------
Name: Gregory L. Cauthen
Title:   Vice President/Treasurer

                                                                      J P MORGAN


                                  Transaction


Date:    12 January 1996

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                      and
                       SERVICE CORPORATION INTERNATIONAL

on the Trade Date and identified by the Morgan Deal Number specified below (the 'Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the ISDA Master Agreement specified below:

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between these definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan Guaranty Trust Company of New York is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the 'Agreement'), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ('Morgan') and SERVICE CORPORATION INTERNATIONAL (the 'Counterparty'). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:                     145556

Trade Date:                             11 January 1996

Effective Date:                         16 January 1996

Termination Date:                       16 January 1998

Fixed Amounts:

Fixed Rate Payer:                       Counterparty

Notional Amount:                        493,920,000.00 FRF

                                                                      J P MORGAN


Fixed Rate Payer Payment Dates:         16 January 1998, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention and
                                        there will be no adjustment to the
                                        Calculation Period.

Fixed Rate:                             5.08650 percent

Compounding:                            Applicable

Compounding Dates:                      Each 16 January, 16 July

Fixed Rate Day Count Fraction:          30/360
Fixed Amounts:

Fixed Rate Payer:                       Morgan

Notional Amount:                        100,000,000.00 USD

Fixed Rate Payer Payment Dates:         16 January 1998, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention and
                                        there will be no adjustment to the
                                        Calculation Period.

Fixed Rate:                             5.37000 percent

Compounding:                            Applicable

Compounding Dates:                      Each 16 January, 16 July

Fixed Rate Day Count Fraction:         30/360

Final Exchange:
Final Exchange Date:                    16 January 1998, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention.

Morgan Pays Final Exchange:             100,000,000.00 USD

Counterparty Pays Final Exchange:       493,920,000.00 FRF

Business Day Locations for
Counterparty:                           Paris, New York, London

Business Day Locations for Morgan:      Paris, New York, London

Payments will be:                       Gross

                                                                      J P MORGAN


3.  Account Details

Payments to Morgan:

Account for payments in FRF:            Morgan Bank Paris
                                        14 Place Vendome
                                        75001 Paris
                                        France
Favour:                                 Morgan Guaranty Trust Co of New York-
                                        London Office
Account No.:                            43504300G0090
Reference:                              Further Credit to Swaps Group Account:
                                        10004942
                                        Please send MT100 cover cable to MGT
                                        London

Payments to Counterparty:

Account for payments in USD:            Texas Commerce Bank, Houston, TX

Favour:                                 Service Corporation
                                        International
ABA/Bank No.:                           1130-0060-9
Account No.:                            0010-126-6337
Reference:                              JPM Swap 145556

4.  Offices

(a)   The Office of Morgan for the Swap Transaction in LONDON; and
(b)   The Office of the Counterparty for the Swap Transaction is HOUSTON.

All enquiries regarding payments and/or rate resettings only should be sent to:

Morgan Guaranty Trust Company of New York
60 Victoria Embankment
London EC4Y OJP

Attention:       Joanne Case
Telephone:       44 1 71 325 3783
Facsimile:       44 1 71 325 3862/3863
Telex:           896631 MGT G
Cable:           Morganbank

Please quote the Morgan Deal Number indicated above.

All enquiries regarding confirmations should be sent to:

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

                                                                      J P MORGAN

Attention:                Wendy Webbe
                          Documentation Control Group
Telephone:                1-212-648-2991
Facsimile:                1-212-648-5117

Please quote the Morgan Deal Number indicated above.

JP MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except these expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume these risks.

Please confirm that the foregoing expressly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 145556.

                                        Yours truly,

                                        J P MORGAN SECURITIES
                                        INCORPORATED, as Agent for and
                                        signing on behalf of:

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By:     /s/ Rajan Kundra
                                             ----------------------------------
                                        Name:   Rajan Kundra
                                        Title:  Associate

Confirmed as of the
Date first above written:

SERVICE CORPORATION INTERNATIONAL

By:      /s/ Gregory L. Cauthen
     -----------------------------------
Name:    Gregory L. Cauthen
Title:   Vice President/Treasurer

                                                                      J P MORGAN


                                SWAP TRANSACTION


Date: 18 January 1996

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between:

                               J P MORGAN CANADA

                                      and

               SERVICE CORPORATION INTERNATIONAL (CANADA) LIMITED

on the Trade Date and Identified by the Morgan Deal Number specified below (the 'Swap Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between these definitions and provisions and this Confirmation, this Confirmation will govern.

1. If J P MORGAN CANADA ('Morgan') and SERVICE CORPORATION INTERNATIONAL (CANADA) LIMITED (the 'Counterparty') are parties to a Master Agreement, Interest Rate and Currency Exchange Agreement or other similar Agreement (a 'Swap Agreement'), this Confirmation supplements, forms a party of, and is subject to such Swap Agreement. In the event that Morgan and the Counterparty are parties to more than one Swap Agreement, this Confirmation supplements, forms a part of, and is subject to the Swap Agreement most recently executed between the parties.

If Morgan and the Counterparty are not yet parties to a Swap Agreement, the parties agree that this Transaction will be documented under a master agreement to be entered into as on the basis of the printed form of Master Agreement (Multicurrency-Cross Border) published by the International Swaps and Derivatives Associates, Inc., together with such changes as shall be agreed between the parties (the 'Master Agreement'). Upon execution and delivery by the parties of the Master Agreement, this Confirmation shall supplement, form a part of, and be subject to such Master Agreement. Until the parties execute and deliver the Master Agreement, this Confirmation shall supplement, form a part of, and be subject to the printed form of Master Agreement published by ISDA, as if the parties had executed that agreement (but without any Schedule thereto) on the Trade Date of this Transaction.

2. The terms of this particular Swap Transaction to which this Confirmation relates are as follows:

                                                                      J P MORGAN

Morgan Deal Number                      141468

Trade Date:                             15 November 1995

Effective Date:                         29 November 1995

Termination Dates:                      29 November 2010

Fixed Amounts:

Fixed Rate Payer:                       Morgan

Fixed Rate Payer Payment Dates:         Each 29 May, 29 November starting with
                                        29 May 1996 up to, and including, the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention And there will
                                        be no adjustment to the Calculation
                                        Period.

Fixed Rate:                             6.95000 percent

Fixed Rate Day Count Fractions:         30/360

Floating Amounts:

Floating Rate Payer:                    Counterparty

Notional Amount:                        135,550,000.00 CAD

Fixed Rate Payer Payment Dates:         Each 29 May, 29 November starting with
                                        29 May 1996 up to, and including, the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention And there will
                                        be no adjustment to the Calculation
                                        Period.

Floating Rate Options:                  CAD-BA-CDOR

Designated Maturity:                    3 Month

Spread:                                 Plus 0.59900 percent

Floating Rate Day Count Fraction:       Actual/365 (Fixed)

Reset Dates:                            Each 29 November, 29 February, 29 May,
                                        29 August

Compounding:                            Applicable

                                                                      J P MORGAN


Method of Compounding:                  Flat

Compounding Dates:                      Each 29 February, 29 May, 29 August,
                                        29 November

Initial Exchange:                       29 November 1995, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention

Morgan Pays Initial Exchange:           135,550,000.00 CAD

Counterparty Pays Initial Exchange:     100,000,000.00 USD

Final Exchanges:
Final Exchange Dates:                   29 November 2010, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention

Morgan Pays Final Exchange:             100,000,000.00 USD

Counterparty Pays Final Exchange:       135,550,000.00 CAD

Business Day Locations for
Counterparty:                           Toronto, London, New York

Business Day Locations for Morgan:      Toronto, London, New York

Payments will be:                       Gross

Credit Support: The Company agrees to provide to Morgan the following Credit Support Document.

         Guarantee for all amounts owed to Morgan under the Swap Agreement issued by Service Corporation International, Houston, Texas (the "Guarantor").

         The Company shall enter a Credit Support Annex and provide Collateral thereunder on terms consistent with the terms of the collateral agreement between Service Corporation International, Houston, Texas and Morgan Guaranty Trust Company of New York ("Morgan New York") in connection with the ISDA Master Agreement between the Guarantor and Morgan Guaranty Trust Company of New York.

Credit Support: Morgan agrees to provide to the Company the following Credit Support Document:

         Guarantee for all amounts owed by J P Morgan Canada under this Swap Agreement issued by Morgan Guaranty Trust Company of New York (the "Guarantor").

                                                                      J P MORGAN


         J P Morgan Canada shall enter a Credit Support Annex and provide Collateral thereunder on terms consistent with the terms of the collateral agreement between Service Corporation International, Houston, Texas and Morgan Guaranty Trust Company of New York ("Morgan New York") in connection with the ISDA Master Agreement between the Guarantor and Service Corporation International.

         The Credit Support documents will be governed by the same credit enhancement provisions (including any amendments after the Trade Date of this Transaction) as govern Transactions between the Credit Support Providers.

3.  Account Details

Payments to Morgan:

Account for payments in CAD:            Royal Bank of Canada
                                        Toronto
Favour:                                 Morgan Bank of Canada, Toronto
Account No.:                            234-230-9
Reference:                              Swap Operations

Account for payments in USD:            Morgan Guaranty Trust Co of New York
                                        New York
Favour:                                 Morgan Bank of Canada, Toronto
ABA/Bank No.:
Account No.:                            611-45-517
Reference:                              Swap Operations

Payments to Counterparty:

Account for payments in CAD:

Favour:                                 SERVICE CORPORATION
                                        INTERNATIONAL (CANADA) LIMITED

Account No.:
Reference:
Account for payments in USD:
Favour:                                 SERVICE CORPORATION
                                        INTERNATIONAL (CANADA) LIMITED

ABA/Bank No.:
Account No.:
Reference:

4.       Offices

(a)      The Office of Morgan for the Swap Transaction is TORONTO; and
(b)      The Office of the Counterparty for the Swap Transaction is VANCOUVER.

                                                                      J P MORGAN


All enquiries regarding confirmations should be sent to:

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

Attention:                Wendy Webbe
                          Documentation Control Group
Telephone:                1-212-648-2991
Facsimile:                1-212-648-5117

Please quote the Morgan Deal Number indicated above.

J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Swap Transaction.

Each party represents that (i) it is the entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity), (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly not set forth in the Agreement or this Conformation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

                                                                      J P MORGAN


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Swap Transaction to which the Confirmation relates and indicates agreement to those terms. When referring to the Confirmation, please indicate: Morgan Deal
Number: 141468.

                                        Yours sincerely,

                                        J P MORGAN SECURITIES
                                        INCORPORATED, as Agent for and signing
                                        on behalf of:

                                        J P MORGAN CANADA


                                        By:     /s/ Robert L. Rossman
                                             ----------------------------------
                                        Name:   Robert L. Rossman
                                        Title:  MD

Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL (CANADA) LIMITED


By:    /s/ John H. Lohman, Jr.
    -----------------------------------
Name:  John H. Lohman, Jr.
Title: Vice President